UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	11-3131700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure

On September 15, 2007, representatives of Amedisys, Inc. (the “Company”) will begin making presentations at investor conferences using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. The Company expects to use these slides, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2007.

By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The investor presentation slides include financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”).

A reconciliation of the Non-GAAP Financial Measures included in the slides to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears as Exhibit 99.2 to this Current Report on Form 8-K

The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the investor presentation slides, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors the ability to evaluate financial performance in a way that is comparable to measures reported by other home nursing companies.

The information contained in the slides is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that it may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

When included in this Current Report on Form 8-K, the words “intends,” “anticipates,” “believes,” “estimates” and analogous expressions are intended to identify forward-looking statements. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, among others, general economic and business conditions, current cash flows and operating deficits, debt service needs, adverse changes in federal and state laws relating to the health care industry, competition, regulatory initiatives and compliance with governmental regulations, patient preferences and various other matters, many of which are beyond the Company’s control. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation or undertaking to release publicly any updates or any changes in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any statement is based.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Shell Company Transactions.

Not applicable

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(d)	Exhibits.

99.1	Investor Relations Slide Show in use beginning September 15, 2007

99.2	Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amedisys, Inc.

Date: September 14, 2007	By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
EX-99.1	Investor Relations Slide Show in use beginning September 15, 2007

EX-99.2	Reconciliations of Non-GAAP Financial Measures to GAAP Financial Measures

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